                                                                    EXHIBIT 23.7

                               ENGINEER'S CONSENT

                      Paddock Lindstrom & Associates Ltd.

   We consent to the reference to our appraisal report for Northstar Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.

                                          PADDOCK LINDSTROM & ASSOCIATES LTD.

                                          /s/ D.L. Paddock
                                          -------------------------------------
                                            D.L. Paddock, P. Eng.
                                            Vice President

July 13, 1999